Fees Summary	Nov. 03, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 12,043.58
Total Fee Amount	12,043.58
Total Transaction Valuation	78,664,790.45
Total Offset Amount	0.00
Net Fee	$ 0.00